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                                                                 EXHIBIT 10.10.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Annual Report on Form 10-K of Visteon for the period ended December 31, 2002.



                                      Name
                                      ----
                                  Peter J. Pestillo

                                  Michael F. Johnston

                                  Daniel R. Coulson

                                  James C. Orchard

                                  Stacy L. Fox

                                  Robert H. Marcin